UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Shift4 Payments, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SHIFT4 PAYMENTS, INC. 2202 NORTH IRVING STREET ALLENTOWN, PA 18109
D49393-P55367
Your Vote Counts!
SHIFT4 PAYMENTS, INC.
2021 Annual Meeting
Vote by June 9, 2021 11:59 PM ET
You invested in SHIFT4 PAYMENTS, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 10, 2021.
Get informed before you vote
You may view the Notice and Proxy Statement and Form 10-K online by visiting www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by making a request prior to May 27, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 toll-free or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote prior to the Meeting, visit www.ProxyVote.com
Control #
Smartphone users
Point your camera here and vote without entering a control number
Vote Virtually during the Meeting*
June 10, 2021 10:00 AM EDT
Virtually during the Meeting at: www.virtualshareholdermeeting.com/FOUR2021
*Please check the meeting materials for any special requirements for meeting attendance.

Vote prior to the Meeting at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items Board Recommends
1. Election of Directors
Nominees:
01) Jared Isaacman For 02) Andrew Frey
2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public For accounting firm for the fiscal year ending December 31, 2021.
NOTE: Such other business as may properly come before the meeting or any continuation, adjournment or postponement thereof.
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.
D49394-P55367